Exhibit 10.18

FINOVA Capital Corporation
Rediscount Finance






                     SECOND AMENDED AND RESTATED SCHEDULE TO
                           LOAN AND SECURITY AGREEMENT




Borrower:                  THE THAXTON GROUP, INC.

Address:                   1524 PAGELAND HIGHWAY
                           LANCASTER, SOUTH CAROLINA  29721


Date:                      JULY 29, 1996


         This Second Amended and Restated Schedule to Loan and Security Agreement ("Second Amended Schedule") is executed in conjunction with a certain Amended and Restated Loan and Security Agreement ("Agreement"), dated March, 27, 1995, by and between FINOVA Capital Corporation, as Lender, and the above Borrower, formerly known as C.L. Thaxton & Sons, Inc., as Borrower and as an amendment and restatement of that certain Schedule to Loan and Security Agreement, dated March 27, 1995 and that certain First Amended and Restated Schedule, dated February 23, 1996 (collectively referred to herein as "Prior Schedules"). The terms and provisions of this Second Amended Schedule shall supersede all terms and provisions contained in the Prior Schedules. All references to Section numbers herein refer to Sections in the Agreement.



1.9.A.   MAXIMUM AMOUNT OF AN ELIGIBLE RECEIVABLE (SECTION 1.9).

                           The term "Maximum Amount of an Eligible Receivable" shall mean for each Receivable Category as set forth below:

                           Category  One (Direct Loan  Receivable)  - the sum of
                           Seven  Thousand  Five  Hundred  Dollars   ($7,500.00)
                           remaining due thereon at any date of determination.

                           Category  Three  (Vehicle  Receivable)  - the  sum of
                           Twenty Thousand Dollars ($20,000.00) remaining due thereon at any date of determination.

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1.9.B.   MAXIMUM TERM OF AN ELIGIBLE RECEIVABLE (SECTION 1.9).

                           The "Maximum Term of an Eligible Receivable" shall be for each Receivable Category as set forth below:

                           Category One (Direct Loan Receivable) - the period of Forty-Eight (48) months remaining until the due date of such Eligible Receivable at any date of determination.

                           Category Two (Insurance Premium Receivable) - the period of Twelve (12) months remaining until the due date of such Eligible Receivable at any date of determination.

                           Category Three (Vehicle Receivable) - the period of Forty-Eight (48) months remaining until the due date of such Eligible Receivable at any date of determination.




1.9.C.   RECEIVABLE LIMITATIONS - EXPANDED (SECTION 1.9).

                           Notwithstanding the provisions of Section 1.9, up to Ten percent (10%) of the aggregate dollar amount of Eligible Receivables may be composed of Category One Receivables (Direct Loan Receivables) and/or Category Three (Vehicle Receivables) which exceed the Maximum Amount of an Eligible Receivable and the Maximum Term of an Eligible Receivable applicable to Category One Receivables (Direct Loan Receivables) and/or Category Three (Vehicle Receivables), provided said Receivables satisfy all other requirements of this
                           Section 1.9. and the balance remaining due on any such Receivable does not exceed Thirty Thousand Dollars and the term remaining until the due date of such Receivable does not exceed Sixty (60) months, at any date of determination.



1.9.D.   AGING PROCEDURES AND ELIGIBILITY TEST (SECTION 1.9).

AGING PROCEDURES FOR A CONTRACTUAL AGING FOR THE FOLLOWING RECEIVABLE
           CATEGORIES:

CATEGORY ONE (DIRECT LOAN RECEIVABLES)

1.       No payment missed or due               =  Current.

2.       1 to 30 days past due                  = "30 day Account".

3.       31 to 60 days past due                 = "60 day Account".

4.       61 to 90 days past due                 = "90 day Account".

5.       91 or more days past due               = "90 + day Account"

CATEGORY TWO (INSURANCE PREMIUM RECEIVABLES)

1.       No payment missed or due               =  Current.

2.       1 to 30 days past due                  = "30 day NC Account".
         (financing contract not canceled)

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3.       31 or more days past due               = "30+ day NC Account".
         (financing contract not canceled)

4.       1 to 30 days past due                  = "30 day Canceled Account".
         (financing contract canceled)

5.       31 to 60 days past due                  = "60 day Canceled Account".
         (finance contract canceled)

6.       61 or more days past due                = "60 + day Canceled Account".
         (finance contract canceled)

         For the purposes of the Loan Documents the cancellation of an insurance receivable shall be immediately effective upon the effective cancellation date of the associated insurance policy.

CATEGORY THREE (VEHICLE RECEIVABLES)

1.       No payment missed or due                 =  Current.

2.       1 to 30 days past due                    = "30 day Account".

3.       31 to 60 days past due                   = "60 day Account".

4.       61 or more days past due                 = "60 + day Account".

ELIGIBILITY TEST:

The term "Eligibility Test" shall mean the test to determine the eligibility of a Receivable for the purposes of Section 1.9 hereof, that test, being as follows for each Receivable Category:

         Category One (Direct Loan Receivables)

                  (1) No payment due on said Receivable remains unpaid more than ninety (90) days from the specific date on which such payment was due pursuant to the terms of said Receivable;

                   (2) If the initial advance of said Receivable was greater than One Thousand Dollars ($1,000.00), the payment of said Receivable shall be secured by collateral; and

                  (3) If said Receivable is purchased from a third party wherein the Borrower is or will become obligated to such third party in conjunction with the purchase of such Receivable through a "reserve" or other liability arrangement, all of such third party's rights in and to the "reserve" or other liability shall subordinated to Lender in all respects, except as set forth below, in a form and substance satisfactory to Lender. This provision shall not restrict Borrower from making a payment or payments to a third party for a reserve or other liability arrangement, or a part thereof, provided such payment is then contractually due to such third party, pursuant to a written agreement executed at or prior to the time the respective Receivable was purchased by Borrower, and an Event of Default does not then exist.

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         Category Two (Insurance Premium Receivables)

                  (1) No payment due on said Receivable remains unpaid more than (i) thirty (30) days for Category Two Receivables that the contractual obligation evidencing such Receivable has not been canceled according to the terms of such Receivable and (ii) sixty (60) days for Category Two Receivables that the contractual obligation evidencing such Receivable has been canceled according to the terms of such
                           Receivable, from the specific date on which such payment was due pursuant to the terms of said Receivable.

                  (2) The insurance company issuing the insurance policy of which said Receivable evidences the financing of the payment of the premiums with respect to such insurance policy meets one of the following criteria:

                           (i) rated "C+" or better pursuant to the current edition of "Best's Key Rating Guide - Property and Casualty" as published by the A.M. Best Company ("A.M. Best"); or

                           (ii) a member of a state reinsurance facility or shared pool.

                  (3) No more than twenty percent (20%) of the aggregate outstanding balance of all Category Two Receivables can evidence the financing of the payment of premiums for insurance policies for any one insurance company is not one of the following:

                           (i) rated "A-" or better by A.M. Best; or

                           (ii) a member of a state reinsurance facility or shared pool.

         Category Three (Vehicle Receivables)

                   (1) No payment due on said Receivable remains unpaid more than sixty (60) days from the specific date on which such payment was due pursuant to the terms of said Receivable.

                  (2) If said Receivable is purchased from a third party wherein the Borrower is or will become obligated to such third party in conjunction with the purchase of such Receivable through a "reserve" or other liability arrangement, all of such third party's rights in and to the "reserve" or other liability shall subordinated to Lender in all respects, except as set forth below, in a form and substance satisfactory to Lender. This provision shall not restrict Borrower from making a payment or payments to a third party for a reserve or other liability arrangement, or a part thereof, provided such payment is then contractually due to such third party, pursuant to a written agreement executed at or prior to the time the respective Receivable was purchased by Borrower, and an Event of Default does not then exist.



1.27 ADDITIONAL  DEFINITIONS  (SECTION 1.27, 1.28, 1.29, 1.30, 1.31, 1.32, 1.33,
1.34, 1.35, 1.36, 1.37, 1.38 AND 1.39)

     The following definitions are hereby added in their entirety as Section 1.27, 1.28, 1.29, 1.30, 1.31, 1.32, 1.33, 1.34, 1.35, 1.36, 1.37, 1.38 and
     1.39:

                  " 1.27 DIRECT LOAN RECEIVABLE . The term "Direct Loan Receivable" shall mean any Receivable of Borrower, except any Receivable that the proceeds of such Receivable were used to purchase a motor vehicle and such Receivable is secured by such motor vehicle, including but not limited to vehicles purchased from any entity affiliated, directly or indirectly, with Borrower, or a Receivable that evidences the financing of the payment of insurance premiums. Direct Loan Receivables shall be deemed "Category One Receivables" herein.

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                  " 1.28  INSURANCE  PREMIUM  RECEIVABLE.  The  term  "Insurance
                  Premium Receivable" shall mean a Receivable that evidences the financing of the payment of insurance premiums. Insurance Premium Receivables shall be deemed "Category Two Receivables" herein.

                  " 1.29 VEHICLE RECEIVABLE. The term "Vehicle Receivable" shall mean a Receivable that the proceeds of such Receivable were used to purchase a motor vehicle and such Receivable is secured by such motor vehicle purchase by Borrower from unaffiliated third parties. Vehicle Receivables shall be deemed "Category Three Receivables" herein.

                  " 1.30 BULK PURCHASE RESERVES. The term "Bulk Purchase Reserves" shall mean the unearned purchase discount of a group (more than one) of Receivables that are purchased by Borrower with respect to such Receivables.

                  " 1.31 DEALER RESERVE. The term "Dealer Reserve" shall mean the amount due to a dealer with respect to a Receivable wherein the Borrower is or will become obligated to such dealer in conjunction with the purchase or transfer of such Receivable, through an agreement in writing, containing a "reserve" or other liability arrangement between the dealer and Borrower.

                  " 1.32 CHARGE OFFS. The term "Charge Offs" shall mean the amount due (including the principal balance plus all earned fees and charges) pursuant to a Receivable on the date that Borrower charges off such Receivable as uncollectible, pursuant to Borrower's policies and/or procedures.

                  " 1.33 COLLATERAL RECOVERY RATE. The term "Collateral Recovery Rate" shall mean, for twelve (12) calendar months immediately preceding any date of determination, (i) the total cash collected from all Receivables (including but not limited to all cash proceeds from charge off recoveries), divided by (ii) the sum of (a) the Included Rebates plus (b) the total cash collected from all Receivables (excluding all cash proceeds from charge off recoveries) plus (c) the aggregate of all Charge Offs for that period.

                  " 1.34 INCLUDED REBATE PERCENTAGE. The term "Included Rebate Percentage" shall mean, for any period of determination, the percentage determined by (i) the aggregate of all Charge Offs for that period, divided by (ii) the Nonpayment Net Receivable Reductions for that period.

                  " 1.35 INCLUDED REBATES. The term "Included Rebates" shall mean, for any period of determination, (i) the aggregate of all rebates of interest for that period, multiplied by (ii) the Included Rebate Percentage.

                  " 1.36 NONPAYMENT NET RECEIVABLE REDUCTIONS. The term "Nonpayment Net Receivable Reductions" shall mean, for any period of determination, the sum of (i) the aggregate of all Charge Offs for that period, plus (ii) the aggregate of all net refinanced balances of a Receivable for that period.

                  " 1.37 TRANCHE "A" CREDIT FACILITY. The term "Tranche "A" Credit Facility" shall mean that certain portion of the availability of the Loan as determined pursuant to the provision of Section 2.16 hereof.

                  " 1.38 TRANCHE "B" CREDIT FACILITY. The term "Tranche "B" Credit Facility" shall mean that certain portion of the availability of the Loan as determined pursuant to the provision of Section 2.17 hereof.

                  " 1.39 CRR ADVANCE RATE. The term "CRR Advance Rate" shall mean, on any date of determination, the Collateral Recovery Rate percentage less fifteen percentage points (.15).

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     The  definitions  set forth below are hereby  amended in their  entirety as follows:

                  " 1.16 LEVERAGE RATIO. The term "Leverage Ratio" shall mean, at any date of determination, the remainder of the total liabilities of Borrower, including the outstanding balance of the Indebtedness, less the outstanding balance of all Subordinated Debt divided by the sum of the amount of Borrower's Tangible Net Worth plus the outstanding balance of all Subordinated Debt plus the outstanding balance of that portion of the Indebtedness outstanding pursuant to the Tranche "B" Credit Facility.



2.1. AMOUNT OF LOAN (SECTION 2.1)

         Section 2.1, AMOUNT OF LOAN, is hereby deleted and the following is substituted in lieu thereof:

                  "2.1 AMOUNT OF LOAN. Subject to the terms, covenants and conditions hereinafter set forth, Lender agrees upon the Borrower's request from time to time, until the Maturity Date, to make advances to Borrower (collectively, the "Loan"), in an aggregate amount not to exceed at any time outstanding the lesser of the following: (a) the Amount of Revolving Credit Line (Schedule Section 2.1.A.), (b) the sum of the Amount of the Tranche "A" Credit Facility plus the Amount of the Tranche "B" Credit Facility (Schedule Section 2.1.A.) or (c) the Availability on Eligible Receivables (Schedule Section 2.1.B.). Within the limits of this Section 2.1, Borrower may borrow, repay and reborrow the advances. The Loan is a renewal and extension, and not an extinguishment, of the indebtedness due to Lender by Borrower as of the date hereof. The Loan shall be evidenced by the Note.



2.1.A. AMOUNT OF REVOLVING CREDIT LINE, AMOUNT OF THE TRANCHE "A" CREDIT FACILITY AND AMOUNT OF THE TRANCHE "B" CREDIT FACILITY (SECTION 2.1):

                  The "Amount of the Revolving Credit Line" is Eighty Million Dollars ($80,000,000.00).

                  The "Amount of the Tranche "A" Credit Facility" is Seventy Million Dollars ($70,000,000.00).

                  The "Amount of the Tranche "B" Credit Facility" is Ten Million Dollars ($10,000,000.00).



2.1.B.   AVAILABILITY ON ELIGIBLE RECEIVABLES (SECTION 2.1):

                  The "Availability on Eligible Receivables" shall be the sum of the following:

                  (i) with respect to the Tranche "A" Credit Facility, an amount equal to the lesser of:

                           (a)   eighty-five   percent   (85%)  of  the
                           aggregate unmatured and unpaid amount due to
                           Borrower  from  the  Account   Debtor  named
                           thereon,   excluding  all  unearned  finance
                           charges,  Bulk Purchase  Reserves and Dealer
                           Discounts    pursuant   to   the    Eligible
                           Receivables, or

                           (b) the Amount of the Tranche "A" Credit Facility;

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                  (ii) with  respect  to the  Tranche  "B" Credit  Facility,  an amount equal to the lesser of:

                       (c)  one  hundred   percent  (100%)  of  the
                       aggregate unmatured and unpaid amount due to
                       Borrower  from  the  Account   Debtor  named
                       thereon,   excluding  all  unearned  finance
                       charges,  Bulk Purchase  Reserves and Dealer
                       Discounts    pursuant   to   the    Eligible
                       Receivables   less   the   amount   of   the
                       availability for the Tranche "A" pursuant to Schedule Section 2.1.B.(i) hereinabove; or

                       (d)  one  hundred   percent  (100%)  of  the
                       aggregate unmatured and unpaid amount due to
                       Borrower  from  the  Account   Debtor  named
                       thereon,   including  all  unearned  finance
                       charges,  Bulk Purchase  Reserves and Dealer
                       Discounts    pursuant   to   the    Eligible
                       Receivables  multiplied  by the CRR  Advance
                       Rate, less the amount of the availability for the Tranche "A" pursuant to Schedule
                       Section 2.1.B.(i) hereinabove, or

                       (e) the Amount of the Tranche "B" Credit Facility.



2.2. STATED INTEREST RATE (SECTION 2.2).

                  TRANCHE "A" CREDIT FACILITY STATED INTEREST RATE

                           The  "Tranche  "A" Credit  Facility  Stated  Interest
                  Rate" shall be lesser of (i) the Governing Rate plus One percent (1.00%) per annum; or (ii) the Maximum Rate.

                  TRANCHE "B" CREDIT FACILITY STATED INTEREST RATE

                           The  "Tranche  "B" Credit  Facility  Stated  Interest
                  Rate" shall be lesser of (i) the Governing Rate plus Five percent (5.00%) per annum; or (ii) the Maximum Rate.



2.2.A.   INTEREST RATE (SECTION 2.2)

         "2.2 INTEREST RATE. The outstanding principal balance of the Indebtedness allocated hereunder to the Tranche "A" Credit Facility shall bear interest at the Tranche "A" Credit Facility Stated Interest Rate (Schedule Section 2.2). The portion of the outstanding principal balance of the Indebtedness allocated hereunder to the Tranche "B" Credit Facility shall bear interest at the Tranche "B" Credit Facility Stated Interest Rate (Schedule Section 2.2). If the aggregate outstanding balance of the Indebtedness allocated to the Tranche "A" Credit Facility is or becomes more than the Tranche "A" Credit Facility Availability, then in that event, the amount of the balance in excess of the Tranche "A" Credit Facility Availability shall be allocated to the Tranche "B" Credit Facility hereunder. Each request for advance hereunder shall set forth the most current availability calculation for the Tranche "A" and the Tranche "B" availability and the portion of such requested advance that is to be allocated to increase the outstanding balance of either the Tranche "A" Credit Facility and/or the Tranche "B" Credit Facility.

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                  If  Lender  is ever  prevented  from  charging  or  collecting interest at the rates set forth in Tranche "A" Credit  Facility  Stated
         Interest Rate Section (i) or the Tranche "B" Credit Facility Stated Interest Rate Section (i) because interest at such rates when applied to the outstanding balance of the Indebtedness would exceed interest at the Maximum Rate, then such restricted rate or rates shall continue to be the Maximum Rate until Lender has charged and collected the full amount of interest chargeable and collectable had interest at the rate set forth in such Stated Interest Rate Sections (i) always been lawfully chargeable and collectible. As the Governing Rate changes, the rate set forth in each Stated Interest Rate Section (i) shall be increased or decreased (subject to the Maximum Rate) on the first day of each calendar month to correspond with the change in the Governing Rate then in effect and shall remain fixed at such rate until the first day of the next succeeding calendar month, notwithstanding fluctuations in the Governing Rate during the month. All changes in the Governing Rate shall be made without notice to Borrower. The monthly interest due on the principal balance of the Indebtedness allocated to Tranche "A" Credit Facility and Tranche "B" Credit Facility outstanding shall be computed for the actual number of days elapsed during the month in question on the basis of a year consisting of three hundred sixty (360) days and shall be calculated by determining the average daily principal balance outstanding allocated to the Tranche "A" Facility and the Tranche "B" Credit Facility for each day of the month in question. The daily rate shall be equal to 1/360th times the Stated Interest Rate (but shall not exceed the Maximum Rate).



2.3. MATURITY DATE (SECTION 2.3.C).

                  The primary term of this Agreement shall expire on July 31, 1998. If Borrower desires to extend the primary term or any term thereafter of this Agreement, Borrower shall give Lender notice of its intent to extend the term no earlier than one hundred and eighty (180) days and no later than one hundred and fifty (150) days prior to any expiration date of this Agreement. Upon the receipt by Lender of Borrower's notice to extend the term of this Agreement, if Lender desires to renew and extend the term of this Agreement, Lender shall give Borrower notice of Lender's intent to extend the term of this Agreement, within sixty (60) days of Lender's receipt of Borrower's notice to extend. If Lender does not give Borrower notice of Lender's intent to extend the term of this Agreement within the sixty (60) days period, then it shall be deemed that Lender does not intend to renew and extend the term of this Agreement. Notwithstanding the foregoing, this Agreement shall remain in full force and effect until the Indebtedness due and owing to Lender has been paid in full.



2.6      VOLUNTARY PREPAYMENTS (SECTION 2.6)

     Section 2.6 of the Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

                  "2.6 VOLUNTARY PREPAYMENTS. Borrower may, at its option, voluntarily prepay the Indebtedness in full and terminate Lender's security interest in the Collateral hereunder at any time, provided, however, that Borrower has given Lender ninety
                  (90) days written notice of any such intention to prepay the Indebtedness in full and Borrower pays to Lender the "Liquidated Damages" (Schedule Section 2.6) as liquidated damages and not as a penalty for such prepayment. Borrower may not make such prepayment prior to the expiration of such ninety (90) day period. Upon written notice of prepayment of the Indebtedness in full, the commitment by Lender to advance funds to Borrower and all the obligations of Lender shall terminate on the expiration of said ninety (90) day notice period, and the entire amount of the Indebtedness, including the amount of the Liquidated Damages, shall be due and payable on such date.

                  The  amount of  "Liquidated  Damages"  shall  be, if  Borrower notifies the Lender of Borrower's intention to pay the Indebtedness in full and requests a termination of Borrower security interest in the Collateral hereunder (i) on or before July 31, 1997, the amount of "Liquidated Damages" shall be an amount equal to one percent (1.00%) multiplied by the Amount of the Revolving Credit Facility, or (ii) if after July 31,
                  1997, but on or before January 31, 1998, the amount of "Liquidated Damages" shall be one-half percent (.50%) multiplied by the Amount of the Revolving Credit Facility.

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2.7. MAXIMUM INTEREST; CONTROLLING AGREEMENT (SECTION 2.7)

     Section 2.7 of the Agreement is hereby deleted and the following is substituted in lieu thereof:

                  "2.7 MAXIMUM INTEREST; CONTROLLING AGREEMENT. If a court of competent jurisdiction determines that the laws of any state other than the State of Arizona apply to this Agreement then the following paragraph A. shall be applicable to this Agreement and paragraph 2.7.B. hereinbelow shall be of no force or effect.

                           A. It is the intent of the parties  hereto to conform
                  strictly to the usury laws in force that apply to this transaction. Accordingly, all agreements between Lender and Borrower, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of demand or acceleration of the maturity of the Indebtedness or otherwise, shall the interest (and all other sums that are deemed to be interest) contracted for, charged, received, paid or agreed to be paid to Lender exceed interest computed at the Maximum Rate. If, from any circumstance whatsoever, interest would otherwise be payable to Lender in excess of interest computed at the Maximum Rate and, if from any circumstance Lender shall ever receive anything of value deemed interest by applicable law in excess of interest computed at the Maximum Rate, then Lender's receipt of the same shall be deemed unintentional, the interest payable to Lender shall be reduced to interest computed at the Maximum Rate; and so long as no Event of Default shall be continuing, such excess interest received by Lender shall, at the option of Lender, be repaid to Borrower or credited to the unpaid principal balance of the Indebtedness. If the Indebtedness is prepaid or the maturity of the Indebtedness is accelerated by reason of an election of Lender, then the unearned interest, if any, shall be canceled and, if theretofore paid, shall be either refunded to Borrower or credited on the Indebtedness as the Lender elects. All interest paid or agreed to be paid to Lender shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period until payment in full of the principal (including the period of any renewal and extension thereof) so that the interest so computed shall not exceed the Maximum Rate. Notwithstanding that the parties hereto in good faith deem each and every fee provided by this Agreement or paid to Lender in connection with this Agreement to be a bona fide fee for services rendered and to be rendered separate and apart from the lending of money or the provision of credit, if any such fee is ever determined by a court of competent jurisdiction or other tribunal or by Lender to constitute interest, then the treatment of such fee for usury purposes shall be controlled by the provisions of this Section
                  2.7. This paragraph shall control all agreements between Borrower and Lender.

                           If a court of competent jurisdiction  determines that
                  the laws of the State of Arizona apply to this Agreement then the following paragraph B. shall be applicable to this Agreement and paragraph 2.7.A. hereinabove shall be of no force or effect.

                  B. The contracted for rate of interest of the Loan without limitation, shall consist of the following: (i) the Tranche "A" Credit Facility Stated Interest Rate and the Tranche "B" Credit Facility Stated Interest Rate, calculated and applied to the principal balance of the Note in accordance with the provisions of the Note and this Agreement; (ii) all interest after an Event of Default or due date hereof, if any, calculated and applied to the amounts due under the Note in accordance with the provisions thereof; and (iii) all Additional Sums (as herein defined), if any. Borrower agrees to pay an effective contracted for rate of interest which is the sum of the above-referenced elements.

                  All fees, charges, goods, things in action or any other sums or things of value (other than amounts described in the immediately previous paragraph), paid or payable by Borrower (collectively, the "Additional Sums"), whether pursuant to the Note, this Agreement or any other documents or instruments in any way pertaining to this lending transaction, or otherwise with respect to this lending transaction, that under any applicable law may be deemed to be interest with respect to this lending transaction, for the purpose of any applicable law that may limit the maximum amount of interest to be charged with respect to this lending transaction, shall be payable by Borrower as, and shall be deemed to be, additional interest and for such purposes only, the agreed upon and "contracted for rate of interest" of this lending transaction shall be deemed to be increased by the rate of interest resulting from the inclusion of the Additional Sums.

                  It is the intent of the parties to comply with the usury law ("Applicable Usury Law") applicable pursuant to the terms of the preceding paragraph or such other usury law which is applicable if the law chosen by the parties is not applicable. Accordingly, it is agreed that notwithstanding any provisions to the contrary in the Loan Documents, or in any of the documents securing payment hereof or otherwise relating hereto, in no event shall the Loan Documents or such documents require the payment or permit the collection of interest in excess of the maximum contract rate permitted by the Applicable Usury Law. In the event (a) any such excess of interest otherwise would be contracted for, charged or received from Borrower or otherwise in connection with the loan evidenced hereby, or (b) the maturity of the indebtedness evidenced by the Loan Documents is accelerated in whole or in part, or (c) all or part of the principal or interest of the Loan Documents shall be prepaid, so that under any of such circumstances the amount of interest contracted for, shared or received in connection with the loan evidenced hereby, would exceed the maximum contract rate permitted by the Applicable Usury Law, then in any such event (1) the provisions of this paragraph shall govern and control, (2) neither Borrower nor any other person or entity now or hereafter liable for the payment hereof will be obligated to pay the amount of such interest to the extent that it is in excess of the maximum contract rate permitted by the Applicable Usury Law, (3) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal amount hereof or refunded to Borrower, at Lender's option, and (4) the effective rate of interest will be automatically reduced to the maximum amount of interest permitted by the Applicable Usury Law. It is further agreed, without limiting the generality of the foregoing, that to the extent permitted by the Applicable Usury Law; (x) all calculations of interest which are made for the purpose of determining whether such rate would exceed the maximum contract rate permitted by the Applicable Usury Law shall be made by amortizing, prorating, allocating and spreading during the period of the full stated term of the loan evidenced hereby, all interest at any time contracted for, charged or received from Borrower or otherwise in connection with such loan; and (y) in the event that the effective rate of interest on the loan should at any time exceed the maximum contract rate allowed under the Applicable Usury Law, such excess interest that would otherwise have been collected had there been no ceiling imposed by the Applicable Usury Law shall be paid to Lender from time to time, if and when the effective interest rate on the loan otherwise falls below the maximum amount permitted by the Applicable Usury Law, to the extent that interest paid to the date of calculation does not exceed the maximum contract rate permitted by the Applicable Usury Law, until the entire amount of interest which would have otherwise been collected had there been no ceiling imposed by the Applicable Usury Law has been paid in full. Borrower further agrees that should the maximum contract rate permitted by the Applicable Usury Law be increased at any time hereafter because of a change in the law, then to the extent not prohibited by the Applicable Usury Law, such increases shall apply to all indebtedness evidenced hereby regardless of when incurred; but, again to the extent not prohibited by the Applicable Usury Law, should the maximum contract rate permitted by the Applicable Usury Law be decreased because of a change in the law, such decreases shall not apply to the indebtedness evidenced hereby regardless of when incurred.



2.15 UNUSED CREDIT LINE FEE (SECTION 2.15)

     The following Section 2.15 is hereby added to the Agreement, in its entirety:

                  "2.15 UNUSED CREDIT LINE FEE. Borrower hereby agrees to pay to Lender monthly, on the fifteenth (15th) day of each month during the term hereof, for the immediately preceding month, an amount equal to (i) the outstanding balance of the Indebtedness subtracted from the Amount of the Revolving Credit Line multiplied by one-eighth percent (0.125%) per annum (0.0104% per month)."

2.16 TRANCHE "A" CREDIT FACILITY (SECTION 2.16)

     The following Section 2.16 is hereby added to the Agreement:

                  "2.16 TRANCHE "A" CREDIT FACILITY. The "Tranche "A" Credit Facility" shall be that portion of the outstanding balance of the Indebtedness as designated by Borrower as allocated to Tranche "A" Credit Facility, pursuant to the most current Request for Advance Form received by Lender, up to and including an amount, on any date of determination, equal to the "Tranche "A" Credit Facility Availability" (Schedule
                  Section 2.1.B.), but shall not exceed the Amount of the Tranche "A" Credit Facility (Schedule Section 2.1.A.).



2.17 TRANCHE "B" CREDIT FACILITY (SECTION 2.17)

         The following Section 2.17 is hereby added to the Agreement:

                  "2.17 TRANCHE "B" CREDIT FACILITY. The "Tranche "B" Credit Facility" shall be that portion of the outstanding balance of the Indebtedness as designated by Borrower as allocated to Tranche "B" Credit Facility, pursuant to the most current Request for Advance Form received by Lender, up to and including an amount, on any date of determination, equal to the "Tranche "B" Credit Facility Availability" (Schedule
                  Section 2.1.B.), but shall not exceed the Amount of the Tranche "B" Credit Facility (Schedule Section 2.1.A.).



3.2. BUSINESS LOCATIONS OF BORROWER (SECTIONS 3.2, 3.6 and 5.1.N.).

                  All locations are as set forth on a list of locations attached hereto.



4.4. ANNUAL FINANCIAL STATEMENTS (SECTION 4.4).

                  Annual audited financial statements to be prepared by a independent certified public accountant, satisfactory to Lender.



4.5. GUARANTOR (whether one or more) (SECTION 4.5).

                  James D. Thaxton (Validity and Support Agreement)



5.1. BORROWER'S TRADENAMES (whether one or more)(SECTION 5.1.B.)

                  TICO Credit Company
                  Eagle Premium Finance Company
                  TICO Premium Finance Company

6.2.A.   LEVERAGE RATIO LIMIT (SECTION 6.2.J).

                  The term "Leverage Ratio Limit" shall mean 7.00 to 1.00.



6.2.B.   MINIMUM NET INCOME (SECTION 6.2.K).

                  The Minimum Net Income shall be One Dollar ($1.00) for any fiscal year of Borrower.



6.2.C.   DISTRIBUTIONS LIMITATION (SECTION 6.2.L).

                  The Distributions shall not exceed fifty percent (50%) of Net Income for each fiscal year of Borrower based upon Borrower's annual audited financial.



6.2.D.   MINIMUM TANGIBLE NET WORTH (SECTION 6.2.M.)

                  The Minimum Tangible Net Worth shall not be less than Six Million Dollars ($6,000,000.00) during the term hereof.



6.2.E.   MODIFICATION TO NEGATIVE COVENANT (SECTION 6.2.C.)

                  Section 6.2.C. and 6.2.F. are hereby deleted in their entirety and the following are substituted in lieu thereof:

                           "C. Be a party to or  participate  in: (i) any merger
                  or consolidation; (ii) any purchase or other acquisition of all or substantially all of the assets or properties or shares of any class of, or any partnership or joint venture interest in, any other corporation or entity with an aggregate purchase price for any acquisition in excess of One Million Dollars ($1,000,000.00), without Lender's prior written consent; (iii) any sale, transfer, conveyance or lease of all or substantially all of Borrower's assets or properties; or (iv) any sale or assignment with or without recourse of any Receivables. With respect to any acquisition with a purchase price in excess of One Million Dollars ($1,000,000.00), Lender shall have the right, but not the obligation to perform its own audit of the assets or entity to be acquired by Borrower."

                           "F.  Incur,  assume  or  suffer  to  exist  any  debt
                  (including capitalized leases) other than (i) the Indebtedness, (ii) accounts payable incurred in the ordinary course of business, (iii) Subordinated Debt, (iv) debt secured solely by the Premium Finance Receivables, which shall include an intercreditor agreement between such secured creditor and Lender in a form and substance acceptable to Lender or (iv) other Debt consented to in writing by Lender.



8.1. REIMBURSEMENT OF EXPENSES (SECTION 8.1).

                  Borrower's shall reimburse Lender for Lender expenses incurred in Lender's attorneys fees and expenses incurred in the negotiation, preparation and execution of this Schedule and the other Loan Documents executed in conjunction therewith.

8.2. NOTICES (SECTION 8.2).

              Lender:     FINOVA Capital Corporation
                          (copy each office below with all notices)

                          Corporate Finance Office:

                          FINOVA Capital Corporation
                          355 South Grand Avenue, Suite 2400
                          Los Angeles, CA  90071
                          Attn:  John J. Bonano, Senior Vice President
                          Telephone:  (213) 253-1600
                          Telecopy No.: (213) 625-0268

                          Corporate Office:

                          FINOVA Capital Corporation
                          Dial Tower
                          Dial Corporate Center
                          Phoenix, AZ  85077
                          Attn:  Joseph R. D'Amore, Senior Counsel
                          Telephone:  (602) 207-4900
                          Telecopy No.:  (602) 207-5543

                          Rediscount Finance Office:

                          FINOVA Capital Corporation
                          13355 Noel Road, Suite 800
                          Dallas, TX  75240
                          Attn: Cash Rohrbough
                          Telephone:  (214) 458-5600
                          Telecopy No.:  (214) 458-5650

              Borrower:   The Thaxton Group, Inc.
                          1345 East Arch Street
                          Lancaster, South Carolina  29721
                          Telephone:
                          Telecopy No.:

              Guarantor:  James D. Thaxton
                          413 E. Pigg
                          P. O. Box 338
                          Pageland, South Carolina 29728
                          Telephone:
                          Telecopy No.:



8.17.    AGENT FOR SERVICE OF PROCESS (SECTION 8.17).

                  James D. Thaxton, whose address is 1345 East Arch Street, Lancaster, South Carolina 29721.
                          (Agent)

     IN WITNESS WHEREOF, the parties have executed this Schedule on the day and year first set forth above.


                           LENDER:

                           FINOVA CAPITAL CORPORATION,
                           a Delaware corporation


                           By:
                              -------------------------------------------------
                                (Signature)


                              -------------------------------------------------
                               (Printed Name and Title)         (Date)



                           BORROWER:

                           THE THAXTON GROUP, INC.
                           a South Carolina corporation


                            By:
                              -------------------------------------------------
                                 James D. Thaxton, President    (Date)


                           GUARANTORS:



                              -------------------------------------------------
                                     James D. Thaxton

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